SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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VERSANT CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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July 21, 2004

To Our Shareholders:

      You are cordially invited to attend the 2004 Annual Meeting of Shareholders of Versant Corporation to be held at Versant’s executive offices at 6539 Dumbarton Circle, Fremont, California 94555 USA, on Tuesday, August 17, 2004, at 9:00 a.m. Pacific Time.

      The matters expected to be acted upon at the meeting are described in detail in the enclosed Notice of Annual Meeting of Shareholders and Proxy Statement.

      It is important that you use this opportunity to take part in Versant’s affairs by voting on the business to come before this meeting. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

      We look forward to seeing you at the meeting.

Sincerely,

NICK ORDON
President and Chief Executive Officer

VERSANT CORPORATION

6539 Dumbarton Circle
Fremont, California 94555 USA

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held August 17, 2004

To Our Shareholders:

      NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders of Versant Corporation (the “Company”) will be held at the Company’s executive offices at 6539 Dumbarton Circle, Fremont, California 94555 USA, on Tuesday, August 17, 2004 at 9:00 a.m. Pacific Time for the following purposes:

1. To elect five (5) directors of the Company, each to serve until the next Annual Meeting of Shareholders and until his successor has been duly elected and qualified or until his earlier resignation or removal. The Company’s Board of Directors intends to present the following nominees for election as directors:

Uday Bellary
William Henry Delevati
Herbert May
Nick Ordon
Jochen Witte

2. To approve an amendment to the Company’s 1996 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance under the plan from 1,250,000 to 1,800,000 shares, an increase of 550,000 shares.

3. To ratify the appointment of Grant Thornton LLP as the Company’s independent accountants for fiscal year 2004.

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on June 30, 2004 are entitled to notice of and to vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

NICK ORDON
President and Chief Executive Officer

Fremont, California

July 21, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held August 17, 2004
INFORMATION ABOUT THE MEETING, VOTING AND PROXIES
PROPOSAL NO. 1 -- ELECTION OF DIRECTORS
PROPOSAL NO. 2 -- APPROVAL OF AMENDMENT TO THE COMPANY’S 1996 EMPLOYEE STOCK PURCHASE PLAN
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
PROPOSAL NO. 3 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
MANAGEMENT
REPORT OF THE COMPENSATION COMMITTEE
COMPANY STOCK PRICE PERFORMANCE
REPORT OF THE AUDIT COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SHAREHOLDER PROPOSALS
FEES PAID TO THE INDEPENDENT ACCOUNTANT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER BUSINESS

VERSANT CORPORATION

6539 Dumbarton Circle
Fremont, California 94555 USA

PROXY STATEMENT

July 21, 2004

INFORMATION ABOUT THE MEETING, VOTING AND PROXIES

Date, Time and Place of the Meeting

      The accompanying Proxy is solicited on behalf of the Board of Directors (the “Board”) of Versant Corporation, a California corporation (the “Company” or “Versant”), for use at the Annual Meeting of Shareholders of the Company to be held at the Company’s executive offices, located at 6539 Dumbarton Circle, Fremont, California 94555 USA, on Tuesday, August 17, 2004 at 9:00 a.m. Pacific Time (the “Meeting”). This Proxy Statement and the accompanying form of Proxy were first mailed or delivered to shareholders on or about July 21, 2004. The Company’s 2003 Annual Report, consisting of its annual report on Form 10-K, together with a supplement containing information regarding our directors as of February 27, 2004, is enclosed with this Proxy Statement.

Record Date, Outstanding Shares and Quorum

      Holders of record of the Company’s Common Stock at the close of business on June 30, 2004 (the “Record Date”) will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had 34,633,392 shares of Common Stock outstanding and entitled to vote. The presence at the Meeting in person or by proxy of holders of a majority of the shares outstanding on the Record Date will constitute a quorum for the transaction of business.

      Holders of Common Stock are entitled to one vote for each share held as of the Record Date; except that, in the election of directors, subject to certain conditions explained below, each shareholder may potentially be entitled to cumulative voting rights and therefore be entitled to cast a number of votes equal to the number of shares held by such shareholder multiplied by the number of directors to be elected (five). A shareholder may cast these votes all for a single candidate or may distribute the votes on the same principle among any or all of the candidates as the shareholder sees fit. No shareholder will be entitled to cumulate votes for any candidate however, unless that candidate’s name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Meeting, prior to the voting, of an intention to cumulate votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Discretionary authority to cumulate votes is hereby solicited by the Board if any shareholder gives notice of such shareholder’s intention to exercise the right to cumulative voting as described above. In that event, the holders of Proxies solicited by this Proxy Statement may allocate the votes represented by Proxies held by such holders among the nominees of the Board as determined in the Proxy holders’ sole discretion and the Board will instruct the Proxy holders to vote all shares represented by Proxies in a manner that will result in the approval of the maximum number of directors from the nominees selected by the Board that may be elected with the votes held by the Proxy holders.

      In the event that a broker, bank, custodian, nominee or other record holder of the Company’s Common Stock indicates on a Proxy that it does not have discretionary authority to vote certain shares on a particular matter (a “broker non-vote”), then those shares will not be considered present and entitled to vote with respect to that matter, although they will be counted in determining the presence of a quorum.

      Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting that are voted on the election of directors. Approval of Proposals Nos. 2 and 3 (regarding amendment of the 1996 Employee Stock Purchase Plan and ratification of the appointment of Grant Thornton LLP as the Company’s independent certified public accountants, respectively) requires the affirmative vote of a majority of the shares of Common Stock entitled to vote that are present in person or represented by proxy at the Meeting and voting on the proposal, provide that the affirmative votes must constitute at least a majority of the required quorum. Neither an abstention nor a broker non-vote will be counted as a vote “for” or “against” Proposal No. 2 or 3. However, abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum. The inspector of elections appointed for the Meeting will tabulate all votes. Approval of each of the Company’s proposals requires that a quorum be present at the Meeting.

      If the beneficial owner of shares that are held of record by a broker does not give instructions to the broker as to how to vote the shares, the broker has authority under stock market rules to vote those shares for or against “routine” matters, such as the proposal regarding election of directors. Where a matter is not considered routine, such as Proposal No. 2 to amend the Company’s 1996 Employee Stock Purchase Plan, the shares held by the broker will not be voted without specific instruction from the beneficial holder.

Solicitation and Voting of Proxies

      Unless otherwise instructed, each valid returned Proxy in the form accompanying this Proxy Statement that is not revoked will be voted in the election of directors “FOR” all the nominees of the Board (or to elect the maximum number of Board nominees if cumulative voting is applicable as described above) and “FOR” Proposals Nos. 2 and 3 described in this Proxy Statement, and, at the Proxy holder’s discretion, on such other matters, if any, that may come before the Meeting (including any proposal to adjourn the Meeting).

      In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting to permit further solicitations of Proxies. Any such adjournment would require the affirmative vote of the majority of the shares present in person or represented by Proxy at the Meeting and entitled to vote.

      The Company will pay the expenses of soliciting Proxies. Following the original mailing of the Proxy Statement, the Proxy and other soliciting materials, the Company will request brokers, custodians, nominees and other record holders to forward copies of those materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of Proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, in person or by telephone or telegram.

Revocation of Proxies

      Any person signing a Proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the Proxy. A Proxy may be revoked by a writing delivered to the Company stating that the Proxy is revoked, by a subsequent Proxy that is signed by the person who signed the earlier Proxy and is presented at the Meeting, or by attendance at the Meeting and voting in person. Please note, however, that if a shareholder’s shares are held of record by a broker, bank or other nominee and that shareholder wishes to vote at the Meeting, the shareholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that shareholder’s beneficial ownership of the shares.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Nominees

      At the Meeting, shareholders will elect five directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified, or until such directors’ earlier resignation or removal. Shares represented by the accompanying Proxy will be voted for the election of the five nominees (recommended by the Board) who are named in the following table, unless the Proxy is marked in such a manner as to withhold authority so to vote. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting that are voted on the election of directors. The Company has no reason to believe that the nominees for election will not be available to serve their prescribed terms. However, if any nominee for any reason is unable to serve or will not serve, the Proxy may be voted for such substitute nominee as the persons appointed in the Proxy may in their discretion determine.

      The following table sets forth certain information concerning the nominees, which is based on data furnished by them.

			Director
Name of Nominee	Age	Principal Occupation	Since

Uday Bellary(1)(2)(3)	49	Executive Vice President, Finance, Administration and Operations and Chief Financial Officer of VL, Inc.	2003
William Henry Delevati(1)(2)(3)(4)	55	Consultant	1999
Nick Ordon(4)	57	Chairman of the Board, President and Chief Executive Officer of the Company	1998
Herbert May(1)(2)(3)	54	Consultant	2004
Jochen Witte	43	President, European Operations of the Company	2004

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Nominating Committee.

(4)	Member of the Strategic Opportunities Committee

      Uday Bellary has served as a director of the Company and as Chairman of the Audit Committee of the Board of Directors since July 2003, and is a member of the Compensation and Nominating Committees. Since September 2003, Mr. Bellary has served part-time as Executive Vice President, Finance, Administration and Operations and Chief Financial Officer of VL, Inc., a privately held VoIP services company, and as a member of its board of directors. From February 2000 to August 2003, he served as the Senior Vice President, Finance & Administration and Chief Financial Officer of Metro Optix, Inc., a privately held provider of optical networking equipment, which, to satisfy its liabilities, disposed of its intellectual property and other assets to Xtera Communications and ceased operations in August of 2003. From September 1997 to October 1999 he served as Vice President of Finance and Chief Financial Officer of MMC Networks, Inc., a publicly traded manufacturer of data networking processors that was acquired in October 2000 by Applied Micro Circuits Corporation. Between February 1997 and September 1997, Mr. Bellary was Vice President, Finance & Administration and Chief Financial Officer of DTM Corporation, a manufacturer of computer-driven laser systems for industrial prototyping. Previous to that he held various positions at Cirrus Logic, Inc., a semiconductor company, most recently as Director of Finance, and prior to that he served in various roles in the international finance, accounting and audit departments of Intel Corporation, a semiconductor company. Mr. Bellary holds a B.S. degree in Finance, Accounting and Economics from Karnatak University, India and a DMA degree in Finance. Mr. Bellary is also a CPA and Chartered Accountant.

      William Henry Delevati has served as a director of the Company since October 1999 and is currently Chairman of the Compensation Committee. Mr. Delevati is also a member of the Audit, Nominating and Strategic Opportunities Committees of the Board of Directors. Since April 2000, Mr. Delevati has served as a consultant to various companies located in the Silicon Valley area. From October 1999 to April 2000, Mr. Delevati served as the Senior Vice President, Information Technology and Chief Information Officer of Aspect Technology, an automated call device company. From November 1995 to April 1999, Mr. Delevati served as Vice President of Worldwide Information Services for Quantum Corporation, a storage device company. From April 1995 to November 1995, he was Chief Information Officer, Senior Vice President of

MIS for Conner Peripherals, a storage device company. From September 1994 to April 1995, he was Chief Information Officer, Vice President of Worldwide MIS for Borland Corporation, a software tools company. From September 1993 to September 1994, he was Chief Information Officer, Vice President of Worldwide MIS for Logitech, a computer peripheral device company. From December 1987 to September 1993, he was Director of Application Development and Global Information Resources for Sun Microsystems, Inc. Mr. Delevati received a Bachelor of Science degree in Operations Research in 1974 from Arizona State University.

      Nick Ordon has served as President, Chief Executive Officer and a director of Versant since he joined the Company in January 1998. He is currently the Chairman of the Board of Directors and a member of the Strategic Opportunities Committee of the Board of Directors. From July 1996 to December 1997, Mr. Ordon was Vice President and General Manager of Messaging at Lotus Development Corporation, a software development company and wholly owned subsidiary of International Business Machines Corporation. From August 1994 to July 1996, he was Vice President and General Manager of the Commercial Business Unit of Lockheed Martin Corporation, an aerospace products company. From January 1993 to August 1994, Mr. Ordon served as General Manager, NetWare Operations with Hewlett-Packard Company. Prior to entering industry, Mr. Ordon was a pilot in the United States Air Force. Mr. Ordon received both a Bachelor and Masters of Science degree in Aerospace Engineering from the University of Colorado in 1970 and 1971, respectively, and a Masters of Business Administration degree in Finance and Operations from Syracuse University in 1980.

      Jochen Witte has served as President, European Operations since March 2004. Mr. Witte was a co-founder of Poet Holdings, Inc., or Poet, a publicly held corporation that the Company acquired in a business combination in March 2004. From September 1902 to March 1904 he served as Poet’s Chief Executive Officer and director. Before serving as Poet’s Chief Executive Officer, Mr. Witte served as Poet’s Chief Financial Officer since Poet’s commencement of operations in 1995 and as its Executive Vice President of European Operations beginning in July 1999. From March 1995 to July 1999, Mr. Witte also served as one of Poet’s directors. Mr. Witte holds a Master of Science in Business Administration for the Technical University in Berlin, Germany.

      Dr. Herbert May has served as a director of the Company since March 1904 and is currently Chairman of the Compensation Committee and a member of the Audit and Nominating Committees of the Board of Directors. From November 1900 to March 1904 he served as Chairman of the board of directors of Poet. In addition, Dr. May served as a member of both the Audit Committee and the Compensation Committee of Poet. Dr. May has held several leading positions at Alcatel in both Stuttgart and Paris. His last position at Alcatel was Head of the Office of Communication Division. From February 1994 to September 1995, Dr. May, acting in the position of Spokesman for the Management Board, took a leading role as CEO in establishing DeTeSystems, a German wholly owned subsidiary of Deutsche Telekom AG that provides system solutions for telecommunications services to significant accounts in Germany. In 1995, he was appointed to the Board of Management of Deutsche Telekom AG, where he was responsible for large business customers, multimedia and systems solutions until May 1998. Currently, Dr. May manages his own consulting and investment company and is a member of the advisory boards of several IT and Multimedia companies. He currently serves on the Board of Directors of InfoVista S.A., a publicly held French company that provides software products that monitor and analyze the performance of corporate IT infrastructures.

      There is no family relationship between any of the foregoing directors or between any of such directors and any of the Company’s executive officers.

      On March 18, 2004, the Company completed its business combination with Poet Holdings, Inc., a publicly held Delaware corporation, or Poet, in which Poet merged with and into a wholly owned subsidiary of the Company, and became a wholly owned subsidiary of the Company. In connection with the consummation of the merger, the authorized number of the Company’s directors was reduced from eight to five directors, Messrs. Ajay Jain, Sateesh Lele, Shyam Rangole, Daniel Roberts and Bernard Woebker resigned from the Company’s Board of Directors, and former Poet directors Jochen Witte and Herbert May were appointed to the Company’s Board of Directors.

Board of Directors Meetings and Committees

      During fiscal 2003, the Board met 14 times, including telephone conference meetings, and took one action by written consent. The four standing committees of the Board are the Audit Committee, Compensation Committee, Nominating Committee and Strategic Opportunities Committee.

      Audit Committee. Messrs. Bellary, Delevati, and May are the current members of the Audit Committee. During fiscal 2003, Messrs. Delevati, Rangole and Roberts served on the Audit Committee for the entire fiscal year. Dr. May has served on the Audit Committee since May 27, 2004. Mr. Bellary was elected as Chairman of the Audit Committee on July 30, 2003. The Board of Directors has determined that Mr. Bellary is an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. Each current member of the Audit Committee meets the independence and other requirements to serve on our Audit Committee under applicable securities laws and the rules of the SEC and listing standards of The NASDAQ Stock Market. The Audit Committee met six times and took no actions by written consent during fiscal 2003. The principal responsibilities of the Audit Committee include:

•	overseeing the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements;

•	overseeing the Company’s relationship with its independent auditors and evaluating the independence and performance of the Company’s independent auditors; and

•	facilitating communication among the Company’s independent auditors, the Company’s financial and senior management and the Board.

      The Board of Directors has adopted a written charter of the Audit Committee.

      Compensation Committee. Messrs. Bellary, Delevati and May are the current members of the Compensation Committee. Mr. Roberts also served on the Compensation Committee during fiscal 2003. The Compensation Committee met two times and took three actions by written consent during fiscal 2003. The Compensation Committee is responsible for:

•	reviewing the performance of executive officers, including the Chief Executive Officer, and determining, or recommending to the Board, their compensation, including salary, bonus awards and major perquisites;

•	reviewing and approving compensation ranges for non-officer employees;

•	reviewing and submitting to the Board for approval major compensation and benefits programs and plans, such as stock option, stock purchase, 401(k) and bonus plans, and amendments thereto;

•	administering the Company’s 1996 Equity Incentive Plan and approving option grants pursuant thereto and administering the Company’s 1996 Employee Stock Purchase Plan; and

•	preparing a report to shareholders on compensation policy for inclusion in the Company’s proxy statement.

      Nominating Committee. Messrs. Bellary, Delevati and May are the current members of the Nominating Committee. Messrs. Bellary and May have served on the Nominating Committee since May 27, 2004. Mr. Delevati has served on the Nominating Committee since December 2002. Messrs. Rangole and Roberts served on the Nominating Committee during fiscal 2003. Each current member of the Nominating Committee is an “independent director” as defined in the listing standards of The Nasdaq Stock Market The Nominating Committee was formed in December 2002, and met two times in fiscal 2003. The Nominating Committee is responsible for:

•	making recommendations to the Board regarding the structure and composition of the Board and its committees; and

•	identifying, considering and recommending candidates for membership on the Board.

      The Nominating Committee does not currently have a formal charter.

      Strategic Opportunities Committee. Messrs. Ordon and Delevati are the current members of the Strategic Opportunities Committee. The Strategic Opportunities Committee was formed in May 2003, and met two times in fiscal 2003. The Strategic Opportunities Committee is responsible for helping to evaluate or pursue strategic opportunities available to the Company.

      During fiscal 2003, all directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served. The Company strongly encourages the members of the Board to attend the Company’s annual meetings of shareholders. One member of the Board attended the 2003 annual meeting of shareholders.

Consideration of Director Nominees

      The selection of nominees for election or appointment to the Board will be the responsibility of the Company’s Board of Directors. The Nominating Committee will evaluate and recommend candidates for election or appointment to the Board, and the Board will consider the recommendations of the Nominating Committee. The Nominating Committee considers candidates for election to the Board who are suggested by members of the Board, the Company’s executive officers, shareholders and others. When it deems appropriate, the Nominating Committee may also retain third-party recruiters to assist the Committee in identifying and evaluating candidates. No fee was paid to any third party to identify or evaluate any nominee for election to the Board at the Meeting.

Evaluation and Qualification of Directors

      The Nominating Committee will assess each candidate’s experience and skills against the qualifications described below, the then-current composition and size of the Board and the Committee’s determination of the Company’s needs. The Nominating Committee has not established any specific minimum qualifications for Committee-nominated candidates, but believes that nominees for the Board must possess strong personal ethics, an appreciation of directors’ responsibilities, business skills, experience in exercising judgment, and the ability and willingness to devote adequate time to service on the Board. The Nominating Committee will review various factors in assessing candidates, including but not limited to the candidate’s integrity, independence, business experience, judgment, demonstrated leadership skills, technical background, familiarity with the Company’s industry and knowledge of accounting and financial matters. The Nominating Committee will also consider the candidate’s other commitments and the extent to which the candidate possesses specific skills that are complementary to those of other directors. In evaluating potential candidates the Nominating Committee will ordinarily review a candidate’s background in a manner and to the extent it deems appropriate. The Committee will also conduct and arrange for interviews of the candidate by members of the Board, whose opinions will be considered by the Nominating Committee. Potential nominees suggested by shareholders who comply with the procedures described below under “Shareholder Recommendations” will be evaluated by the Nominating Committee on the same basis as other potential nominees.

Shareholder Recommendations

      The Nominating Committee will consider suggestions of nominees that are timely submitted by shareholders who accompany their suggestion with delivery of the written materials described below. These recommendations and written materials must be delivered to the Company, addressed to the Nominating Committee at the Company’s principal offices as provided below. To be timely, these written materials must be submitted to the Company within the time permitted for submission of a stockholder proposal for inclusion in the Company’s proxy statement for its annual meeting of shareholders.

      The written materials that a shareholder must submit to recommend or suggest a nominee are: (1) the name(s) and address(es) of the shareholder or shareholders making the recommendation and the amount of the Company’s securities which are owned beneficially and of record by such shareholder(s); (2) appropriate biographical information about the recommended nominee (including a business address and a telephone number) and a statement as to the recommended individual’s qualifications, with a focus on the criteria described above; and (3) any material interest of the shareholder in the nomination.

      Any stockholder nominations proposed for consideration by the Nominating Committee should be addressed to:

Chairman of the Nominating Committee
c/o Secretary
Versant Corporation
6539 Dumbarton Circle
Fremont, CA 94555 USA

Process for Shareholder Communications to the Board

      Shareholders of the Company may communicate with the Company’ Board of Directors through the Company’s Secretary by sending an email to directors@versant.com, or by writing to the following address:

Board of Directors
c/o Secretary
Versant Corporation
6539 Dumbarton Circle
Fremont, CA 94555 USA

      The Company’s Secretary will forward all correspondence to the Board of Directors, except for spam, junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Company’s Secretary may forward certain correspondence, such as product-related inquiries, to the appropriate destinations within the Company for review and possible response.

Code of Ethics

      The Board has adopted a Code of Conduct and Ethics that applies to the Company’s principal executive officer, principal financial officer and all other employees of the Company. This Code of Conduct and Ethics is posted on the Company’s website at http://www.versant.com. The Company intends to satisfy the disclosure requirement under Item 10 of Form 8-K regarding any amendment to, or waiver from, a provision of this Code of Conduct and Ethics by posting such information on the Company’s website at http://www.versant.com on the investors’ relations page.

Director Independence

      The Board has determined that, except for Messrs. Ordon and Witte, each member of the Company’s board of directors qualifies as an independent director under the rules of The Nasdaq Stock Market. Messrs. Ordon and Witte are not considered independent because each serves as an executive officer and employee of the Company.

Director Compensation

      In general, directors of the Company have not received cash compensation for their services as directors but are reimbursed for their reasonable expenses in attending meetings of the Board; except Mr. Bellary, as Chairman of the Audit Committee, is paid a fee at the rate of $7,500 per year for this service. However, effective pursuant to agreements reached in connection with its acquisition of Poet, after consummation of the Poet merger in March 2004, the Company began paying its “Outside Directors” cash compensation for their services as directors at the rate of $25,000 per annum; provided that on and after August 17, 2004 (the date of the Meeting), the amount of compensation paid by the Company to its Outside Directors shall be determined by the Company’s board of directors or a committee of the Company’s board of directors authorized to make such determination. For this purpose, an “Outside Director” means an individual who, at the time in question: (i) is not an employee of the Company or any of its subsidiaries; (ii) is not a beneficial owner of 5% or more of the Company’s outstanding voting shares and (iii) is not an affiliate of any beneficial owner of 5% or more of the Company’s outstanding voting shares.

      The Company entered into a consulting arrangement with Bernhard Woebker, who was a member of the Company’s board of directors prior to the consummation of the merger with Poet in March 2004. Under the arrangement the Company compensated Mr. Woebker with a monthly fee of $5,000.00 plus reimbursement for all travel expenses related to the consulting activities on behalf of the Company.

      In February of 2004, the Company paid Mr. Woebker a director’s fee of $50,000 for his services as Chairman of the Strategic Opportunities Committee.

      Directors who are not employees of the Company are entitled to participate in the 1996 Directors Stock Option Plan (the “Directors Plan”). The purpose of the Directors Plan is to provide incentive for members of the Board who are not also employees of the Company or any parent, subsidiary or affiliate of the Company, by providing them with an opportunity to purchase shares of Common Stock of the Company. The Directors Plan provides for each non-employee director to receive an option to purchase 40,000 shares of the Company’s Common Stock upon initially joining the Board and an additional option to purchase 20,000 shares of the Company’s Common Stock each year on the anniversary of the initial grant to such non-employee director, as long as the director continues to serve on the Board. Each option granted to an eligible director vests as to 50% of the shares granted on each of the first two successive anniversaries of the grant date.

      During fiscal 2003, the following option grants were made to the Company’s directors pursuant to the Directors Plan.

			Number	Exercise Price
Non-Employee Director	Date of Grant	Type of Grant	of Shares	Per Share

Uday Bellary	7/30/03	Initial	40,000	$0.60
Daniel Roberts	07/21/03	Succeeding	20,000	0.65
Bernhard Woebker	07/21/03	Succeeding	20,000	0.65
Shyam Rangole	10/20/03	Succeeding	20,000	1.687
William Henry Delevati	10/21/03	Succeeding	20,000	1.719
Sateesh B. Lele	2/19/03	Initial	40,000	0.87

      Grants under the Directors Plan vest 50% on each of the two anniversaries following the date of grant so long as the recipients of such grants continue to serve as directors or consultants to the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF

EACH OF THE NOMINATED DIRECTORS.

PROPOSAL NO. 2 — APPROVAL OF AMENDMENT TO THE COMPANY’S

1996 EMPLOYEE STOCK PURCHASE PLAN

      Shareholders are being asked to approve an amendment to the Company’s 1996 Employee Stock Purchase Plan (the “Purchase Plan”), approved by the Board of Directors on June 22, 2004, to increase the number of shares of Common Stock reserved for issuance under the Purchase Plan by 550,000 shares, from 1,250,000 shares to 1,800,000 shares. The Board believes that adding shares to the Purchase Plan is in the best interests of the Company because it will permit the Company to attract and retain key employees by providing them with appropriate equity incentives. The Purchase Plan plays an important role in the Company’s efforts to attract and retain employees of outstanding ability.

      Set forth below is a summary of the principal features of the Purchase Plan, which summary is qualified in its entirety by reference to the terms and conditions of the Purchase Plan. The Company will provide, without charge, to each person to whom a Proxy Statement is delivered, upon request of such person and by first class mail within one business day of receipt of such request, a copy of the Purchase Plan. Any such request should be directed as follows: Secretary, Versant Corporation, 6539 Dumbarton Circle, Fremont, California 94555 USA; telephone number (510) 789-1500; facsimile (510) 789-1515.

Purchase Plan History

      In May 1996, the Board adopted the Purchase Plan and reserved a total of 125,000 shares of the Company’s Common Stock for issuance thereunder. The Company’s shareholders approved the Purchase Plan in June 1996. In April 1997, the Board approved an amendment to the Purchase Plan to increase the number of shares authorized and reserved for issuance thereunder by 200,000 shares, from 125,000 to 325,000 shares. This amendment was approved by the shareholders in June 1997. In April 1998, the Board approved two amendments to the Purchase Plan, the first, to increase the number of shares authorized and reserved for issuance thereunder by 75,000 shares, from 325,000 shares to 400,000 shares, effective immediately, and a second amendment, effective upon shareholder approval, to increase the number of shares authorized and reserved for issuance by an additional 250,000 shares, from 400,000 shares to 650,000 shares. These two amendments were ratified and approved by the shareholders in June 1998 and June 1999, respectively. In January 2001, the Board approved an amendment to the Purchase Plan to increase the number of shares reserved for issuance under the Purchase Plan by 100,000 shares, from 650,000 shares to 750,000 shares. In April 2001 the Board approved a second amendment to the Purchase Plan, to further increase the number of shares reserved for issuance under the Purchase Plan by 250,000 shares, from 750,000 shares to 1,000,000 shares. These two amendments were approved by the shareholders in June 2001. In August 2001, as a result of the Company’s decision to change its fiscal year end from December 31 to October 31, the Board approved an amendment to the Purchase Plan to change the offering dates and purchase dates for any subsequent offering periods. This amendment did not require shareholder approval. In February 2002, the Board approved an amendment to the Purchase Plan to increase the number of shares reserved for issuance under the Purchase Plan by 250,000 shares, from 1,000,000 shares to 1,250,000 shares. This amendment was ratified and approved by the shareholders in April 2002. On June 22, 2004 the Board approved an amendment to the Purchase Plan to increase the number of shares reserved for issuance under the Plan by 550,000 shares, from 1,250,000 to 1,800,000 shares. The Company is now seeking approval by the shareholders of this amendment.

Purpose

      The Purchase Plan has been established to provide employees of the Company and its subsidiaries designated by the Board as eligible to participate in the Purchase Plan (“Participating Employees”) with a convenient means of acquiring an equity interest in the Company, to enhance such employees’ sense of participation in the affairs of the Company and to provide an incentive for continued employment. The Purchase Plan accomplishes this purpose by permitting Participating Employees to purchase from the Company shares of Common Stock of the Company at a discount from the market price and to pay for such shares through payroll deductions.

Number of Shares

      The maximum number of shares that may be issued under the Purchase Plan is currently 1,250,000 shares. If the Company’s shareholders adopt this proposal, the maximum number of shares that may be issued under the Purchase Plan will be 1,800,000 shares.

Administration

      The Purchase Plan is administered by the Compensation Committee of the Board (the “Committee”), the members of which are appointed by the Board. The Committee currently consists of Uday Bellary, William Henry Delevati and Herbert May, all of whom are “non-employee directors,” as defined in Rule 16b-3 promulgated under the Exchange Act, and “outside directors,” as defined pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The interpretation or construction by the Committee of any provisions of the Purchase Plan will be final and binding on all Participating Employees. The members of the Committee do not receive any compensation for administering the Purchase Plan other than directors’ fees paid to Outside Directors. The Company bears all expenses in connection with administration of the Purchase Plan.

Eligibility

      All employees of the Company, or any parent or subsidiary, are eligible to participate in an Offering Period (as defined below) under the Purchase Plan, except the following:

•	employees who are not employed by the Company 15 days before the beginning of such Offering Period;

•	employees who are customarily employed for less than 20 hours per week;

•	employees who are customarily employed for less than five months in a calendar year; and

•	employees who own stock or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or who, as a result of participation in the Purchase Plan, would own stock or hold options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

      As of June 30, 2004, approximately 175 persons were eligible to participate in the Purchase Plan and 1,192,720 shares had been issued pursuant to the Purchase Plan. As of that date, 57,280 shares were available for future issuance under the Purchase Plan, not including the shares subject to the proposed amendment to the Purchase Plan. On June 30, 2004, the closing price of the Company’s Common Stock on the Nasdaq Smallcap Market was $1.30 per share.

      During the term of the Purchase Plan, from May 1996 through June 30, 2004, one executive officer identified in the Summary Compensation Table below, Lee McGrath, purchased 2,428 shares under the Purchase Plan. During that same time period, current executive officers as a group and the Named Executive Officers (as defined below in this proxy statement under “Management — Executive Compensation”) had purchased an aggregate of 19,529 shares under the Purchase Plan and all current employees as a group (excluding current executive officers) had purchased an aggregate of 649,810 shares under the Purchase Plan. During that period, our current directors who are not currently executive officers, as a group, have not purchased shares under the Purchase Plan. As of June 30, 2004, none of the nominees for director has purchased any shares under the Purchase Plan and no one has purchased in excess of 5% of the number of shares purchased under the Purchase Plan.

      Participating Employees participate in the Purchase Plan through payroll deductions. A Participating Employee sets the rate of such payroll deductions, which may not be less than 2% nor more than 10% of the Participating Employee’s W-2 compensation, including, but not limited to, base salary or wages, bonuses, overtime and commissions, including any deductions authorized for plans under Sections 125 or 401(k) of the Code. No Participating Employee is permitted to purchase shares under the Purchase Plan at a rate which, when aggregated with such employee’s rights to purchase stock under all similar purchase plans of the Company, exceeds $25,000 in fair market value determined as of the Offering Date for each calendar year, or such other limit as may be imposed by the Code. As the Company’s officers and directors (other than Outside Directors) are eligible to participate in the Purchase Plan, they may have an interest in the proposed amendment approved by the Board on June 22, 2004 to increase the number of shares authorized for issuance under the Purchase Plan by an aggregate of 550,000 shares.

Offering Period

      Each offering of Common Stock under the Purchase Plan is for a period of 24 months (the “Offering Period”). Each Offering Period consists of four six-month purchase periods (individually, a “Purchase Period”) during which payroll deductions of the Participating Employees are accumulated under the Purchase Plan. The Board has the power to set the beginning of any Offering Period and to change dates or the duration of Offering Periods or Purchase Periods without shareholder approval if such change is announced at least 15 days before the scheduled beginning of the first Offering Period or Purchase Period to be affected. The first business day of each Offering Period is the “Offering Date” for such Offering Period, and the last business day of each Purchase Period is the “Purchase Date” for such Purchase Period. In 2001, the Board approved a change of Offering Periods to begin on June 1 and December 1 of each year with Purchase Dates scheduled on

November 30 and May 31, respectively, due to the change in the Company’s fiscal year end from December 31 to October 31. Prior to December 2001, Offering Periods had commenced on February 1 and August 1 of each year and ended on January 31 and July 31 of each year, respectively (the “Prior Offering Periods”).

      Participating Employees will participate in the Purchase Plan during each Offering Period through regular payroll deductions as described above. Participating Employees may elect to participate in any Offering Period by enrolling as provided under the terms of the Purchase Plan. Except for a Participating Employee that is enrolled in a Prior Offering Period, once enrolled, a Participating Employee will automatically participate in each succeeding Offering Period unless the Participating Employee withdraws from the Offering Period or the Purchase Plan is terminated. After the rate of payroll deductions for an Offering Period has been set by a Participating Employee, that rate will continue to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the Participating Employee is automatically enrolled) unless otherwise changed by the Participating Employee. The Participating Employee may increase or lower the rate of payroll deductions for any subsequent Offering Period, but may only lower the rate of payroll deductions for an ongoing Prior Offering Period. No more than one change may be made during a single Purchase Period.

Purchase Price

      The purchase price of shares that may be acquired in any Purchase Period under the Purchase Plan will be 85% of the lesser of: (i) the fair market value of the shares on the Offering Date; or (ii) the fair market value of the shares on the Purchase Date. The fair market value of a share of the Company’s Common Stock is deemed to be the average of the closing bid and asked price on the date of determination as reported in The Wall Street Journal, if the Company’s Common Stock is not quoted on the Nasdaq National Market System of the Nasdaq Stock Market, and is deemed to be the closing price of the Company’s Common Stock on the date of determination as reported in The Wall Street Journal, if the Company’s Common Stock is quoted on the National Market System of the Nasdaq Stock Market, except that the fair market value of a share of the Company’s Common Stock on the Offering Date of the first Offering Period was the price per share at which shares of the Company’s Common Stock were offered for sale to the public in the Company’s initial public offering of shares of its Common Stock pursuant to a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Purchase of Stock Under the Purchase Plan

      The number of whole shares a Participating Employee will be able to purchase in any Purchase Period will be determined by dividing the total payroll amount withheld from the Participating Employee during the Purchase Period pursuant to the Purchase Plan by the purchase price for each share determined as described above. The purchase will take place automatically on the Purchase Date of such Purchase Period. The Board may, however, set a maximum number of shares that may be purchased by a Participating Employee on any single Purchase Date, if such maximum number is fixed no later than 30 days before the commencement of the applicable Offering Period.

Capital Changes

      In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, each option under the Purchase Plan will be assumed or an equivalent award will be substituted by the successor corporation or a parent or subsidiary of the successor corporation, unless the Board, in its sole discretion, determines that, in lieu of such assumption or substitution, the Participating Employee will be given the right to exercise in full his or her option to purchase all the optioned stock within a limited time period, after which time the Participating Employee’s rights under the Purchase Plan will terminate.

Withdrawal

      A Participating Employee may withdraw from any Offering Period. Upon withdrawal, the accumulated payroll deductions will be returned to the withdrawn Participating Employee, without interest, provided that the withdrawal occurs at least 5 business days before the end of the Offering Period. If the withdrawal occurs less than 5 business days before such Purchase Date, payroll deductions will continue for the remainder of that Purchase Period. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the Participating Employee enrolls in the new Offering Period no later than the 15th day of the month preceding the Offering Date.

Amendment of the Purchase Plan

      The Board may at any time amend, terminate or extend the term of the Purchase Plan, except that any such termination cannot affect the terms of options to purchase shares previously granted under the Purchase Plan, nor may any amendment make any change in the terms of an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without shareholder approval if such amendment would: (a) increase the number of shares that may be issued under the Purchase Plan; or (b) change the designation of the employees (or class of employees) eligible for participation in the Purchase Plan.

Term of the Purchase Plan

      The Purchase Plan will continue until the earlier to occur of: (i) termination of the Purchase Plan by the Board; (ii) the issuance of all the shares of Common Stock reserved for issuance under the Purchase Plan; or (iii) May 2006, ten years after the date the Purchase Plan was adopted by the Board.

Federal Income Tax Information

      THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND EMPLOYEES PARTICIPATING IN THE PURCHASE PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISER REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE STOCK PURCHASE PLAN.

      The Purchase Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

      Tax Treatment of the Participating Employee. Participating Employees will not recognize income for federal income tax purposes either upon enrollment in the Purchase Plan or upon the purchase of shares pursuant to the Purchase Plan. All tax consequences are deferred until a Participating Employee sells or otherwise disposes of the shares or dies.

      If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the Participating Employee dies while owning the shares, the Participating Employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of: (i) 15% of the fair market value of the shares at the beginning of the Offering Period; or (ii) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the Participating Employee has a long-term capital loss for the difference between the price the Participating Employee received or is deemed to have received and the price the Participating Employee paid.

      If the shares are sold or are otherwise disposed of including by way of gift (other than by bequest or inheritance upon death) (in any case, a “disqualifying disposition”) within either the one-year or the two-year holding periods described above, the Participating Employee realizes ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (not currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the aggregate fair market value of the shares at the date of purchase is a capital gain or loss. Capital gains may be offset by capital losses, and up to $3,000 of capital losses may be used annually against ordinary income.

      Tax Treatment of the Company. The Company will be entitled to a deduction in connection with the disposition of shares acquired under the Purchase Plan only to the extent that the Participating Employee recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, Participating Employees will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Purchase Plan.

ERISA

      The Purchase Plan is not subject to any of the provisions of ERISA nor is it qualified under Section 401(a) of the Code.

New Plan Benefits

      The benefits to be received by the Company’s executive officers, directors and employees under the Purchase Plan are not determinable because, under the terms of the Purchase Plan, the amounts of future stock purchases are based upon elections made by Participating Employees. Future purchase prices are not determinable because they are based upon fair market value of the Company’s Common Stock. No purchase rights have been granted, and no shares of Common Stock have been issued, with respect to the 550,000 share increase in the number of shares reserved under the Purchase Plan for which shareholder approval is sought under this Proposal.

Shareholder Approval

      Approval of the proposed amendment of the Purchase Plan to increase the number of shares of Common Stock reserved thereunder requires the affirmative vote of a majority of the outstanding shares of the Company’s Common Stock entitled to vote, the holders of which are present in person or represented by proxy and voting at the Meeting, together with the affirmative vote of a majority of the required quorum.. If you own shares through a broker, you must instruct your broker how to vote in order for your vote to be counted on this proposal. Should such shareholder approval not be obtained, then the share increase will not be implemented. However, the Purchase Plan will continue to remain in effect until the earlier of (i) termination of the Purchase Plan by the Company’s Board of Directors, (ii) the date the remaining share reserve under the Purchase Plan is issued or (ii) May 21, 2006.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL

OF THE AMENDMENT TO THE COMPANY’S 1996 EMPLOYEE STOCK PURCHASE PLAN.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

      The following information is provided with respect to our equity compensation plans (including individual compensation arrangements) as of October 31, 2003, the last day of our most recently completed fiscal year. The following information does not include any of the 550,000 additional shares of our Common Stock that will be reserved under the Employee Stock Purchase Plan if Proposal No. 2 is approved at the Meeting.

Number of securities
remaining available for
	Number of Securities	Weighted-Average	future issuance under
	to be issued upon	exercise price of	equity compensation
	exercise of	outstanding	plans (excluding
	outstanding options,	options, warrants	securities reflected in
Plan Category	warrants and rights	and rights	column (a))

	(a)	(b)	(c)
Equity Compensation plans approved by security holders	3,730,754	$2.655	1,981,441
Equity Compensation plans not approved by security holders	—	—	—
Total:	3,730,754	$2.655	1,981,441

PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT

OF INDEPENDENT ACCOUNTANTS

      The Company has appointed Grant Thornton LLP as its independent accountants to perform the audit of the Company’s financial statements for fiscal 2004. The Company’s shareholders are being asked to ratify such appointment. Grant Thornton LLP has served as the Company’s independent accountants since June 2003. Representatives of Grant Thornton LLP will be present at the Meeting, will be given an opportunity to make a statement at the Meeting if they desire to do so and will be available to respond to questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT ACCOUNTANTS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table presents information regarding the beneficial ownership of each class of the Company’s capital stock as of June 30, 2004 by:

•	each shareholder known by the Company to be the beneficial owner of more than 5% of the Company’s Common Stock (which includes ownership of certain securities exercisable for or convertible into Common Stock);

•	each of the Company’s directors;

•	the Company’s Chief Executive Officer other Named Executive Officers (as defined in “Executive Compensation” below); and

•	all current directors and executive officers as a group.

      The percentage of beneficial ownership for the following table is based on 34,633,392 shares of Common Stock outstanding as of June 30, 2004. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options or warrants that are currently exercisable or convertible within 60 days of June 30, 2004 are deemed to be outstanding and to be beneficially owned by the person holding such options, warrants or convertible securities for the purpose of computing the number and percentage ownership of Common Stock of such person but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of Common Stock of any other person.

	Shares of Common Stock
	Beneficially Owned

Name of Beneficial Owner	Number	Percent

5% Shareholders:
Vertex(1)	5,147,115	14.39
Executive Officers and Directors:
Nick Ordon(2)	621,666	1.76
Uday Bellary(3)	20,000	*
Lee McGrath(4)	215,261	*
Herbert May(5)	52,111	*
William Henry Delevati(6)	30,000	*
Jochen Witte(7)	852,903	2.44
Ajay Jain(8)	1,040,218	3.00
Tom Miura	0	*
All Directors and Executive Officers as a Group (9 persons)(9)	2,935,992	8.17

*	Represents less than 1%

(1)	Includes 100,000 shares of Common Stock owned directly by Vertex Investments International (I) Inc. (“VI”), 489,767 shares of Common Stock owned directly by Vertex Investments International (III) Inc. (“VI-3”), 6,600 shares of Common Stock owned directly by Vertex Management Pte. Ltd. (“VM”). Also includes 2,708,838 shares of Common Stock owned directly by Vertex Technology Fund Ltd. (formerly Vertex Technology Fund Pte. Ltd. (“VTF”)), and 704,223 shares of Common Stock owned directly by Vertex Technology Fund (II), Ltd.” This amount also includes 902,946 shares of Common Stock issuable upon exercise of Common Stock warrants issued to VTF in connection with the Company’s July 1999 Preferred Stock financing (the “Financing”), and 234,741 shares of Common Stock issuable upon exercise of Common Stock warrants issued in the Financing to VTF II. VM, VI, VI-3, VTF and VTF II are indirectly controlled by Singapore Technologies Pte. Ltd. The address of VM, VI and VI-3 is 83 Science Park Drive, #01-01/02 The Curie, Singapore 118256. The address of VTF is 89 Science Park Drive, #02-09/12 The Rutherford, Singapore 118261. The foregoing information is based in part on the Schedule 13D dated July 23, 1999 filed by VTF, VTF II, VM, VI and VI-3 with the Securities and Exchange Commission.

(2)	Includes 566,666 shares of Common Stock subject to options exercisable within 60 days of June 30, 2004. Mr. Ordon is President and Chief Executive Officer of the Company.

(3)	Represents 20,000 shares of Common Stock subject to options exercisable within 60 days of June 30, 2004. Mr. Bellary is a director of the Company.

(4)	Includes 207,500 shares of Common Stock subject to options exercisable within 60 days of June 30, 2004. Mr. McGrath is Vice President, Finance and Administration, Chief Financial Officer and Secretary of the Company.

(3)	Represents 52,111 shares of Common Stock subject to options exercisable within 60 days of June 30, 2004. Dr. May is a director of the Company and a former director of Poet Holdings.

(4)	Represents 30,000 shares of Common Stock subject to options exercisable within 60 days of June 30, 2004. Mr. Delevati is a director of the Company.

(5)	Includes 284,900 shares of Common Stock subject to options exercisable by both Jochen Witte and Barbara Witte, his spouse, within 60 days of June 30, 2004. Mr. Witte is President of European Operations of the Company.

(6)	Includes 40,138 shares of Common Stock subject to options exercisable within 60 days of June 30, 2004. Mr. Jain was formerly President, Real Time Business Solutions of the Company. His employment with the Company terminated on April 21, 2004. 1,075,080 shares of the Company’s common stock were issued to Mr. Jain in connection with the Company’s acquisition of all of the outstanding shares of capital stock of Mokume Software, Inc., a privately held Delaware corporation (“Mokume”), pursuant to that certain Agreement and Plan of Reorganization dated as of November 19, 2002 by and among the Company, Mokume, VM Merger Corp., a Delaware corporation and wholly owned subsidiary of the Company, and the stockholders of Mokume (the “Merger Agreement”) and the Amendment Agreement dated September 26, 2003.

(7)	Includes 284,900 shares of Common Stock subject to options exercisable by both Jochen Witte and Barbara Witte, his spouse, within 60 days of June 30, 2004. Mr. Witte is President of European Operations of the Company.

(8)	Includes 40,138 shares of Common Stock subject to options exercisable within 60 days of June 30, 2004. Mr. Jain was formerly President, Real Time Business Solutions of the Company. His employment with the Company terminated on April 21, 2004. 1,075,080 shares of the Company’s common stock were issued to Mr. Jain in connection with the Company’s acquisition of all of the outstanding shares of capital stock of Mokume Software, Inc., a privately held Delaware corporation (“Mokume”), pursuant to that certain Agreement and Plan of Reorganization dated as of November 19, 2002 by and among the Company, Mokume, VM Merger Corp., a Delaware corporation and wholly owned subsidiary of the Company, and the stockholders of Mokume (the “Merger Agreement”) and the Amendment Agreement dated September 26, 2003.

(9)	Includes 1,304,148 shares of Common Stock subject to options exercisable within 60 days of June 30, 2004.

MANAGEMENT

      Set forth below is information regarding the Company’s current executive officers (except Messrs. Ordon and Witte, for whom information is set forth under “Nominees” above):

Name of Executive Officer	Age	Position with the Company

Nick Ordon	57	President and Chief Executive Officer
Jochen Witte	43	President, European Operations
Lee McGrath	42	Vice President, Finance and Administration, Chief Financial Officer and Secretary
Charles Wuischpard	40	Vice President, Americas/ Asia Pacific Field Operations

      Lee McGrath has served as the Company’s Vice President, Finance and Administration, Chief Financial Officer and Secretary since joining the Company in July 2000. From June 1999 to July 2000, he served as Director of Financial Planning and Analysis, Flat Panel Systems, for Philips Components, a division of Philips Electronics. From June 1997 to May 1999, Mr. McGrath served as Controller for Digital Link Corporation, a networking equipment company. From December 1988 to June 1997, he was with Measurex, a manufacturer of electronic control systems, where he served in a variety of financial management and controller positions, in both the company’s U.S. and overseas offices. Mr. McGrath is a Chartered Certified Accountant and received a Masters of Business Administration degree from Pepperdine University in 1997.

      Charles Wuischpard has served as the Company’s Vice President, Americas/ Asia Pacific Field Operations since joining the Company in April 2001. From March 2000 to March 2001, Mr. Wuischpard was Managing Director at Perficient, a leading Internet professional services firm. From August 1997 to March 2000, Mr. Wuischpard was a Business Unit Executive, WebSphere Sales and Marketing, with IBM Software. From 1986 through 1997, Mr. Wuischpard held a variety of sales and sales management positions with IBM. He began his IBM career in 1984 as an engineer in memory chip development. Mr. Wuischpard holds a B.S. in Electrical Engineering from Purdue University.

Executive Compensation

      The following table sets forth all compensation awarded to or earned or paid for services rendered in all capacities to the Company during each of the ten months ended October 31, 2001, and the twelve months ended October 31, 2002 and October 31, 2003 by Nick Ordon, the Company’s President and Chief Executive Officer, and the Company’s three other most highly compensated executive officers during fiscal 2003 (together, the “Named Executive Officers”). This information includes the dollar values of base salaries and bonus awards, the number of shares subject to stock options granted and certain other compensation, whether paid or deferred.

Summary Compensation Table

					Long-Term
					Compensation
					Awards
		Annual Compensation
					Securities
				Other Annual	Underlying
Name and Principal Position	Fiscal Year(1)	Salary($)	Bonus($)	Compensation ($)(2)	Options (#)

Nick Ordon	2003	259,616	30,000	3,354	0
President and Chief Executive	2002	273,097	—	1,814	50,000
Officer	2001	223,335	—	1,512	15,000
Lee McGrath	2003	192,309	—	646	100,000
Vice President, Finance and	2002	179,619	—	558	45,000
Administration, Chief	2001	145,333	—	300	45,000
Financial Officer and
Secretary
Ajay Jain	2003	173,435	18,750	468	85,000
President, Real Time Business	2002	—	—	—	—
Solutions(3)	2001	—	—	—	—
Tom Miura	2003	57,500	86,808	208	300,000
Senior Vice President, Chief	2002	200,272	44,565	642	45,000
Operating Officer(4)	2001	166,667	86,999	550	12,500

(1)	In August 2001, the Company changed its fiscal year end from December 31 to October 31. Amounts reported in the table for fiscal 2002 and 2003 represent compensation for the twelve months ended 2002 and 2003, respectively. Amounts reported for 2001 represent compensation for the ten months ended October 31, 2001.

(2)	All of the amounts identified in the column represent payment of life insurance premiums.

(3)	Mr. Jain joined Versant in November 2002. His employment with the Company terminated in April 2004

(4)	Mr. Miura was Versant’s Chief Operating Officer until January 31, 2003, when his employment with the Company terminated. Amounts reported in the “Bonus” column for Mr. Miura for fiscal 2001 and 2003 represent commissions only; no bonuses were paid in fiscal 2001 or 2002.

Option Grants in Fiscal 2003

      The following table presents information concerning grants of stock options to the executive officers listed in the Summary Compensation Table above during fiscal 2003. In accordance with the rules of the Securities and Exchange Commission, the table presents the hypothetical gains or “option spreads” that would exist for the options as the end of their respective ten-year terms. These gains are based on assumed annual rates of stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term.

      All of the options presented in the table below were granted pursuant to the Company’s 1996 Equity Incentive Plan. These options are either incentive stock options or nonqualified stock options and generally vest and become exercisable with respect to 25% of the shares subject to the option on the nine-month anniversary of the date of grant and with respect to an additional 2.778% of these shares each month thereafter, subject to acceleration in some instances upon achievement of certain performance goals or changes in control of the Company. Options expire ten years from the date of grant. Options are granted at an exercise price equal to the fair market value of the Company’s Common Stock, as determined by the Board on the date of grant.

      The 5% and 10% assumed annual rates of stock price appreciation are required by the rules of the Securities and Exchange Commission and do not reflect the Company’s estimate or projection of future stock price growth. The percentage of total options granted to employees in the last fiscal year is based on options to purchase an aggregate of 1,180,195 shares of Common Stock granted to employees during fiscal 2003.

	Individual Grants in Fiscal 2003

	Number of				Potential Realizable Value
	Shares of				At Assumed Annual Rates
	Common	% of Total			of Stock Price
	Stock	Options			Appreciation for Option
	Underlying	Granted to	Exercise or		Term
	Options	Employees in	Base Price	Expiration
Name	Granted	Fiscal 2003	Per Share	Date	5%	10%

Nick Ordon	—	—	—	—	—	—
Lee McGrath(1)	100,000	8.5%	$0.90	11/25/2012	$56,601	$143,437
Ajay Jain(1)(2)	85,000	7.2%	$0.52	11/19/2012	$27,797	$70,443
Tom Miura(1)(3)	300,000	25.4%	$0.90	11/25/2012	$169,802	$430,310

(1)	Options vest as to 25% in nine months; and monthly thereafter for remaining 27 months.

(2)	Mr. Jain’s employment with Versant terminated on April 21, 2004, at which time 44,862 of his 85,000 options were unvested and were cancelled. The remaining 40,138 vested options are exercisable until July 21, 2004, after which time they will be cancelled to the extent unexercised prior to that date.

(3)	Options cancelled due to termination of employment.

Aggregated Option Exercises in Fiscal 2003 and Fiscal Year-End Option Values

      None of the Named Executive Officers exercised any options for Company Common Stock during fiscal 2003. The following table shows the number of shares of Common Stock subject to exercisable and unexercisable stock options held as of October 31, 2003 by each of the Named Executive Officers. Also presented are values of “in-the-money” options, which represent the positive difference between the exercise price of each outstanding stock option and $1.80, the closing price per share of the Company’s Common Stock on October 31, 2003 on the Nasdaq National Market.

	Number of Securities		Value of Unexercised
	Underlying Unexercised		In-the-Money Options
	Options at October 31, 2003		at October 31, 2003

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Nick Ordon	552,777	22,224	$12,305	$4,445
Lee McGrath	162,953	97,047	34,250	71,500
Ajay Jain	27,972	59,028	33,244	75,556
Tom Miura	—	—	—	—

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

      Versant entered into an agreement on December 3, 1997 with Nick Ordon, its President and Chief Executive Officer, which provides that, in the event the Company was acquired during the term of Mr. Ordon’s employment, 50% of Mr. Ordon’s unvested options outstanding on the date of acquisition would immediately vest.

      The Company entered into a Separation Agreement on January 31, 2003 with Tom Miura, the Company’s former Chief Operating Officer, providing that his last date of employment with the Company was

January 31, 2003. The Separation Agreement provides that the Company would pay Mr. Miura his unpaid accrued salary through the date of termination plus $104,167 in severance pay payable in various installments through July 15, 2003. Under the Separation Agreement, Mr. Miura gave the Company a release and the Company engaged Mr. Miura to provide the Company with part-time consulting services for six months at the rate of $9,583.33 per month.

      In connection with the consummation of the merger with Poet in March 2004, a German affiliate of the Company entered into an employment agreement with Mr. Jochen Witte, then President and Chief Executive Officer of Poet, pursuant to which the Company agreed to appoint Mr. Witte as the Company’s President of European Operations after consummation of the merger. The term of his employment agreement is a period of three years beginning on April 1, 2004, and Mr. Witte receives an annual base salary of EURO 150,000 and a target bonus of EURO 75,000 connected to the performance of Versant’s European operations, in addition to other benefits. Under the terms of this agreement with Mr. Witte, if Versant terminates Mr. Witte’s employment without cause it must continue to pay him his salary for the remaining term of the agreement.

Compensation Committee Interlocks and Insider Participation

      The members of the Compensation Committee during fiscal 2003 were William Henry Delevati and Daniel Roberts, each of whom served as a member of the Compensation Committee throughout fiscal 2003. Mr. Roberts resigned from the Company’s Board in connection with the merger with Poet in March 2004, and Uday Bellary and Herbert May were elected to the Compensation Committee in May 2004. None of the members of the Compensation Committee during fiscal 2003 had ever been an officer or employee of the Company or any of its subsidiaries. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the Company’s Board or Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE

      This Report of the Compensation Committee is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 (the “Securities Act”) or under the Securities Exchange Act of 1934 (the “Exchange Act”) by any general statement incorporating by reference this Proxy Statement, and shall only be incorporated into other filings to the extent that the Company specifically incorporates this information by reference, and shall not be deemed soliciting material or filed under the Securities Act or Exchange Act.

      Versant’s Compensation Committee makes policy and decisions regarding compensation, including stock option grants, for the Company’s executive officers, and oversees compensation policy for all other employees. During fiscal 2003, the members of the Compensation Committee were William Henry Delevati and Daniel Roberts. All members of the Compensation Committee were outside directors who were not employees of the Company and had not been employees of the Company for at least the previous two years.

General Compensation Policy

      The Compensation Committee acts on behalf of the Board to establish the general compensation policy for Versant. The Compensation Committee reviews and establishes base salary levels and target bonuses for the Company’s Chief Executive Officer and other executive officers each year. The Compensation Committee also administers the Company’s 1996 Equity Incentive Plan and the Purchase Plan. The Compensation Committee has authorized the Company’s CEO to grant stock options to non-executive employees, subject to certain limitations and criteria.

      The Compensation Committee’s overall policy is to offer Versant’s CEO and other executive officers competitive compensation consistent with the Company’s size, revenue and cash reserves. Each executive officer’s compensation package is comprised of three elements:

(i) Base salary, which reflects individual performance and is designed to be competitive with salary levels for comparable companies;

(ii) Incentive bonuses payable in cash, which may be based on overall Company financial performance or the achievement of internal Company objectives; and

(iii) Long-term stock-based incentive awards, typically stock options, designed to align the interests of the Company’s executive officers and the Company’s shareholders.

      The size of the option grant to each executive officer is set at a level that is intended to create a meaningful opportunity for stock ownership based on the individual’s position with Versant and the base salary associated with that position, the size of comparable grants made to individuals in similar positions in the Company’s industry, the individual’s performance in recent periods and the number of options held by the individual at the time of grant. The relative weight given to these factors varies with each individual at the discretion of the Compensation Committee.

      To assist the Compensation Committee in gauging comparable compensation, the Compensation Committee has used from time to time, and expects to continue to use from time to time, independent industry surveys and, in some cases, outside consultants.

Executive Officer Compensation

      Executive officer salaries were not increased in fiscal 2003, except for Mr. McGrath’s salary, which was increased in recognition of the achievement of certain internal Company objectives.

      In fiscal 2003, the Company paid relatively modest bonuses to two executive officers, in part due to the Company’s limited cash reserves.

      In fiscal 2003, the Committee reviewed the equity incentives of the Company’s executive officers, and approved a new stock option for Mr. McGrath to provide him appropriate incentives. A stock option had been granted to Mr. Miura in 2003 in anticipation of a planned increase in responsibilities, but due to his subsequent termination of employment, most of this option remained unvested and was forfeited.

Chief Executive Officer Compensation

      The Compensation Committee intends to review annually the performance and compensation of the Company’s President and Chief Executive Officer, Nick Ordon, and to use the criteria and procedures described above in setting his cash and equity compensation. Mr. Ordon has served as the Company’s President, Chief Executive Officer and a director since January 5, 1998. The Compensation Committee reviews and establishes Mr. Ordon’s base salary based on its assessment of salary levels for Chief Executive Officers of comparable companies. In the past the Compensation Committee has also considered industry salary surveys and/or consultant reports, as and when it deems appropriate. The Compensation Committee also assesses Mr. Ordon’s past performance and its expectations as to his future contribution in achieving the Company’s long term goals and objectives.

      The Committee evaluated Mr. Ordon’s fiscal 2003 compensation primarily based on the Company’s overall performance and the achievement of certain strategic objectives, together with the maintenance of stability in the Company’s financial results and liquid assets.

      In fiscal 2003 Mr. Ordon’s salary was not increased, partly in recognition of the Company’s then more limited cash reserves. Mr. Ordon was not granted a stock option in fiscal 2003, principally due to an assessment that his current option holdings were appropriate based on the Company’s then-current capitalization.

      Mr. Ordon was awarded a cash bonus of $30,000 in fiscal 2003 in recognition of several factors, including an increase in revenue and the accomplishment of certain corporate objectives.

Compliance with Section 162(m) of the Internal Revenue Code of 1986

      Versant intends to comply with the requirements of Section 162(m) of the Internal Revenue Code for 2004. In any event, we do not expect cash compensation to any of our executive officers to exceed $1 million.

COMPENSATION COMMITTEE

William Henry Delevati

COMPANY STOCK PRICE PERFORMANCE

      The graph below compares the cumulative total return on Versant Corporation Common Stock, the Nasdaq Composite Index and the Nasdaq Computer and Data Processing Index. The graph assumes that $100 was invested in the Company’s Common Stock, the Nasdaq Composite Index and the Nasdaq Computer and Data Processing Index on December 31, 1998 and calculates the monthly return through October 31, 2003. The stock price performance on the following graph is not necessarily indicative of future stock performance.

Comparison of 5 Year Cumulative Total Return*

Among Versant Corp., the Nasdaq Stock Market (U.S.) Index
and the Nasdaq Computer & Data Processing Index

*	$100 invested on 12/31/98 in stock or index-including reinvestment of dividends. Fiscal year ending October 31.

	Cumulative Total Return

	12/98	12/99	12/00	10/01	10/02	10/03

Versant Corporation	100.00	400.00	102.86	137.14	24.23	82.29
Nasdaq Stock Market (U.S.)	100.00	198.90	130.46	73.26	64.91	85.97
Nasdaq Computer & Data Processing	100.00	209.57	107.57	73.00	59.06	75.06

      The graph set forth above is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any filing under the Securities Act or under the Exchange Act by any general statement incorporating by reference this Proxy Statement, and shall only be incorporated into other filings to the extent that the Company specifically incorporates this information by reference, and shall not be deemed soliciting material or filed under the Securities Act or Exchange Act.

REPORT OF THE AUDIT COMMITTEE

      This Report of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) is required by the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any filing under the Securities Act or under the Exchange Act by any general statement incorporating by reference this Proxy Statement, and shall only be incorporated into other filings to the extent that the Company specifically incorporates this information by reference, and shall not be deemed soliciting material or filed under the Securities Act or Exchange Act.

      The Audit Committee is composed of three independent directors and operates under a written charter approved by the Audit Committee and adopted by the Board. During fiscal year 2003 the members of the Audit Committee were Uday Bellary (Chairman), who joined the Committee on July 30, 2003, William

Henry Delevati, Shyam Rangole and Daniel Roberts. The Audit Committee recommends to the Board, subject to shareholder ratification, the selection of the Company’s independent accountants.

      Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

      In this context, the Audit Committee has reviewed, and has met and held discussions with management and the independent accountants regarding, the Company’s audited financial statements for fiscal 2003. As part of this discussion management has confirmed to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles.

      The Audit Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company’s independent accountants also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm’s independence.

      Based upon the Audit Committee’s discussions with management and the independent accountants, including the representation of the Company’s management with regard to the audited, consolidated financial statements, and the Audit Committee’s review of the disclosures referenced in the preceding paragraph, the Company’s audited consolidated financial statements and the report of the independent accountants thereon, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2003 filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

Uday Bellary
William Henry Delevati

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In connection with the execution of the merger agreement with Poet described above, on September 26, 2003 the Company entered into a Preferred Stock Conversion Agreement with Vertex Technology Fund, Ltd., Vertex Technology Fund (II), Ltd. and the Joseph M. Cohen Family Limited Partnership (collectively, the “Preferred Shareholders”). Pursuant to this agreement, the Preferred Shareholders agreed to vote for certain actions that would cause their 1,313,743 outstanding shares of the Company’s Series A Preferred Stock to be converted into shares of the Company’s Common Stock at an increased conversion rate immediately after consummation of the merger with Poet. The conversion of the Preferred Shareholders’ shares of Series A Preferred Stock into Common Stock occurred at an increased conversion rate that resulted in each such share of Series A Preferred Stock being converted into three shares of the Company’s Common Stock (whereas previously, each outstanding share of the Company’s Series A Preferred Stock was convertible into two shares of our Common Stock). In addition, in exchange for the Preferred Shareholders’ agreement to convert, effective upon such conversion, outstanding warrants to purchase a total of 1,313,743 shares of Versant Common Stock held by the Preferred Shareholders were amended to reduce the exercise price of such warrants from $2.13 to $1.66 per share of Common Stock and to extend the term of such warrants by one year.

      In October 2003, the Company entered into an Amendment Agreement dated September 26, 2003 with certain of the former stockholders of Mokume Software, Inc. (the “former Mokume stockholders”), including

Ajay Jain, then President, Real Time Business Solutions of the Company. This Amendment Agreement amended the Agreement and Plan of Reorganization dated as of November 19, 2002 pursuant to which the Company acquired Mokume (the “Mokume Merger Agreement”). Under the terms of the Mokume Merger Agreement, under certain circumstances Versant was entitled to repurchase from the former Mokume stockholders a total of 1,212,000 of the Versant shares issued to them pursuant to the Mokume Merger Agreement (the “Contingent Shares”). The principal modifications to the Merger Agreement that were affected by the Amendment Agreement are summarized below:

•	A total of 363,600 of the Contingent Shares were forfeited by the former Mokume stockholders on a pro rata basis and cancelled without consideration and the remaining 848,400 Contingent Shares are no longer subject to forfeiture or repurchase by Versant and have been released from any repurchase restrictions that were applicable to them.

•	Subject to certain conditions, the 2,060,400 shares of Versant common stock issued under the Mokume Merger Agreement that remain outstanding after the forfeiture of 363,600 Contingent Shares are to be released from the risk of forfeiture to satisfy claims for indemnification made by Versant under the Merger Agreement in installments over time as follows:

•	606,400 shares were released from potential forfeiture under indemnification claims on September 26, 2003; and

•	The balance of 1,454,000 shares are to be released in various increments at various times during the one-year period beginning on November 19, 2003 and ending November 19, 2004, when all shares not previously forfeited would be released from indemnification claims.

      Except for compensation arrangements described where required above in this Proxy Statement, and the arrangement with the Preferred Shareholders, since November 1, 2002, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer or holder of more than 5% of the Common Stock of the Company had or will have a direct or indirect material interest.

SHAREHOLDER PROPOSALS

      Proposals of shareholders intended to be presented at the Company’s 2005 Annual Meeting of Shareholders, or “2005 Meeting” must be received by the Company at its principal executive offices by no later than March 23, 2004 (the “Deadline Date”) in order to be included in the Company’s proxy statement and form of proxy relating to that meeting. If a shareholder wishes to present a proposal directly at the 2005 Meeting (and not include it in the Company’s proxy materials for that meeting) then under SEC Rule 14a-4(c)(1) proxies solicited by the Company for the 2005 Meeting may be voted by the Company’s proxy holders in their discretion with respect to such proposal unless the Company receives written notice of the proposal by no later than the close of business on June 6, 2005 (the “Discretionary Deadline Date”). Even if such a shareholder proposal is timely received by the Discretionary Deadline Date, the Company retains discretion to vote proxies it receives on such proposal provided that (1) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and (2) the proponent of the proposal does not issue a proxy statement. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to, any proposal that does not comply with these and other applicable requirements.

      Although the Company has not yet determined the date on which its 2005 Meeting will be held, it currently expects that the date of the 2005 Meeting will be more than 30 days earlier than the date of this year’s Meeting, and if that is the case, then the Deadline Date and Discretionary Deadline Date indicated in the preceding paragraph will be changed and advanced to earlier dates. Pursuant to SEC Rule 14a-5(f), the Company will provide shareholders with notice of any such change in the Deadline Date and Discretionary Deadline Date for the 2005 Meeting under a report subsequently filed by it with the SEC on Form 10-Q or other permitted filing.

FEES PAID TO THE INDEPENDENT ACCOUNTANT

      Grant Thornton LLP has been selected to serve as the Company’s independent accountant to perform the audit of the Company’s financial statements for the fiscal year ended October 31, 2004. Grant Thornton LLP also served as the Company’s independent accountant for the fiscal year ended October 31, 2003. Representatives of Grant Thornton LLP are expected to attend the Meeting, will be given an opportunity to make a statement at the Meeting if they desire to do so and will be available to respond to appropriate questions.

      Effective June 23, 2003, we dismissed KPMG LLP as our independent accountants. The decision to dismiss KPMG LLP was approved by the audit committee of our board of directors on June 23, 2003. The report of KPMG LLP on our consolidated financial statements for the fiscal year ended October 31, 2002, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. KPMG LLP has only reported on our consolidated financial statements for the fiscal year ended October 31, 2002. In connection with the audit of our financial statements for the fiscal year ended October 31, 2002 and the subsequent interim periods preceding the dismissal, we had no disagreements with KPMG LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. We requested KPMG LLP to furnish a letter addressed to the Securities and Exchange Commission indicating whether it agrees with the above statements. A copy of that letter, dated June 24, 2003, indicating KPMG LLP’s agreement with the foregoing, is filed as Exhibit 16 to our report on Form 8-K filed with the Securities and Exchange Commission on June 25, 2003.

      Effective May 23, 2002, we dismissed Arthur Andersen LLP as our independent accountants. The decision to dismiss Arthur Andersen was approved by our audit committee and board of directors on May 23, 2002. The reports of Arthur Andersen LLP on our consolidated financial statements for the fiscal year ended December 31, 2000 and on the ten-month transition period ended October 31, 2001 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of our financial statements for the year ended December 31, 2000, the ten-month transition period ended October 31, 2001 and the subsequent period preceding the dismissal, we had no disagreements with Arthur Andersen, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. We requested Arthur Andersen to furnish a letter addressed to the Securities and Exchange Commission indicating whether it agrees with the above statements. A copy of that letter, dated May 2, 2002, indicating Arthur Andersen’s agreement with the foregoing, is filed as Exhibit 16.01 to our report on Form 8-K filed with the Securities and Exchange Commission on May 24, 2002.

Fees Paid to the Independent Accountants

      The public accounting firm of Grant Thornton LLP was selected to serve as our independent accountant to perform the audit of our financial statements for the fiscal year ended October 31, 2003. The public accounting firm of KPMG LLP was selected to serve as our independent accountant for the fiscal year ended October 31, 2002. The table below sets forth the aggregate audit fees, audit-related fees, tax fees and all other fees billed for services rendered by our principal accountants in our fiscal years ended October 31, 2003 and 2002.

	Fiscal	Fiscal
Fee Category	2003	2002

Audit Fees(1)	$222,630	$174,000
Audit-Related Fees(2)	30,310	0
Tax Fees(3)	0	0
All Other Fees(4)	0	0
Total All Fees	$252,940	$174,000

(1)	Audit Fees. These consist of fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly 10-Q reports and for services normally provided in connection with statutory and regulatory filings.

(2)	Audit-Related Fees. These consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “Audit Fees,” These services include accounting consultations in connection with acquisitions and consultations concerning financial accounting and reporting standards.

(3)	Tax Fees. These consist of fees billed for professional services for tax compliance, tax advice and tax planning.

(4)	All Other Fees. These consist of other fees not reported in the above categories.

Financial Information Systems Design and Implementation Fees

      Grant Thornton LLP did not render any services for financial information systems design or implementation in fiscal 2003.

Policy on Audit Committee Pre-Approval of Services Performed by the Independent Auditors

      The Audit Committee’s policy is to pre-approve at the beginning of each fiscal year all audit and permissible non-audit services to be provided by the independent auditors during that fiscal year. The Audit Committee pre-approves these services by authorizing specific projects within the categories of service outlined above. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis.

      The Audit Committee of the Board of Directors considered the services listed above to be compatible with maintaining both Grant Thornton’s and KPMG’s independence.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16 of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors of the Company, the Company believes that all Section 16(a) filing requirements were met during fiscal 2003, except that two reports on Form 4, reporting the disposition of shares pursuant to an Amendment Agreement dated as of September 26, 2003 among the Company and certain shareholders who formerly were stockholders of Mokume Software, were filed late by Sateesh Lele, then a director of the Company and Ajay Jain, then President of Real Time Business Solutions and a director of the Company, on October 8, 2003.

OTHER BUSINESS

      The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that Proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such Proxies.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

AVAILABILITY OF ANNUAL REPORT

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE FREE OF CHARGE, UPON REQUEST.

Appendix

Versant Corporation’s 1996 Employee Stock Purchase Plan, as proposed to be Amended

VERSANT CORPORATION

1996 EMPLOYEE STOCK PURCHASE PLAN

As Adopted May 21, 1996 and
As Amended through June 22, 2004

     1. Establishment of Plan. Versant Corporation (the “Company") proposes to grant options for purchase of the Company’s Common Stock to eligible employees of the Company and its Subsidiaries (as hereinafter defined) pursuant to this Employee Stock Purchase Plan (this “Plan"). For purposes of this Plan, “Parent Corporation” and “Subsidiary” (collectively, “Subsidiaries") shall have the same meanings as “parent corporation” and “subsidiary corporation” in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code"). The Company intends this Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 1,800,000 shares of the Company’s Common Stock is reserved for issuance under this Plan. Such number shall be subject to adjustments effected in accordance with Section 14 of this Plan.

     2. Purpose. The purpose of this Plan is to provide employees of the Company and Subsidiaries designated by the Board of Directors of the Company (the “Board") as eligible to participate in this Plan with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees’ sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

     3. Administration. This Plan shall be administered by a committee appointed by the Board (the “Committee") consisting of at least two (2) members of the Board, each of whom is a Disinterested Person as defined in Rule 16b-3(c) of the Securities Exchange Act of 1934 (the “Exchange Act"). As used in this Plan, references to the “Committee” shall mean either such committee or the Board if no committee has been established. After registration of the Company under the Exchange Act, Board members who are not Disinterested Persons may not vote on any matters affecting the administration of this Plan, but any such member may be counted for determining the existence of a quorum at any meeting of the Board. Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of this Plan shall be determined by the Board and its decisions shall be final and binding upon all participants. Members of the Board shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

     4. Eligibility. Any employee of the Company or the Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

          (a) employees who are not employed by the Company or Subsidiaries fifteen days before the beginning of such Offering Period, except that employees who were employed on the effective date of the registration statement filed by the Company with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Securities Act") registering the initial public offering of the Company’s Common Stock is declared effective by the SEC were eligible to participate in the first Offering Period under the Plan;

          (b) employees who are customarily employed for less than twenty (20) hours per week;

          (c) employees who are customarily employed for less than five (5) months in a calendar year;

          (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.

     5. Offering Dates. As of December 1, 2001, the offering periods of this Plan (each, an “Offering Period") shall be of twenty-four (24) months duration commencing on June 1 and December 1 of each year and ending on November 30 and May 31 of each year. Each Offering Period shall consist of four (4) six-month purchase periods (individually, a “Purchase Period") during which payroll deductions of the participants are accumulated under this Plan. The first business day of each Offering Period is referred to as the “Offering Date". The last business day of each Purchase Period is referred to as the “Purchase Date". The Board shall have the power to change the duration of Offering Periods or Purchase Periods with respect to offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period or Purchase Period to be affected. Prior to December 1, 2001, the offering periods of this Plan were of twenty-four (24) months duration commencing on February 1 and August 1 of each year and ending on January 31 and July 31 of each year (the “Prior Offering Periods”), provided, however, that notwithstanding the foregoing, the first Prior Offering Period commenced on the first business day on which price quotations for the Company’s Common Stock were available on the Nasdaq National Market (the “First Offering Date").

     6. Participation in this Plan. Eligible employees may become participants in an Offering Period under this Plan on the first Offering Date after satisfying the eligibility requirements by delivering a subscription agreement to the Company’s Human Resource Department (the “HR Department") not later than the 15th day of the month before such Offering Date unless a later time for filing the subscription agreement authorizing payroll deductions is set by the Board for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the HR Department by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in this Plan by filing a subscription agreement with the HR Department not later than the 15th day of the month preceding a subsequent Offering Date. Except for any Prior Offering Periods that began before December 1, 2001, once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the previous Offering Period unless the employee withdraws or is deemed to withdraw from this Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreement in order to continue participation in this Plan. Employees participating in any Prior Offering Period will not automatically participate in any subsequent Offering Period, and such employee will be required to file a new subscription agreement in order to participate in any Offering Periods under this Plan that begins on or after December 1, 2001.

     7. Grant of Option on Enrollment. Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by dividing (a) the amount accumulated in such employee’s payroll deduction account during such Purchase Period by (b) the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company’s Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of the Company’s Common Stock on the Purchase Date, provided, however, that the number of shares of the Company’s Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (a) the maximum number of shares set by the Board pursuant to Section 10(c) below with respect to the applicable Offering Period, or (b) the maximum number of shares which may be purchased pursuant to Section 10(b) below with respect to the applicable Offering Period. The fair market value of a share of the Company’s Common Stock shall be determined as provided in Section 8 hereof.

     8. Purchase Price. The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

          (a) the fair market value on the Offering Date; or

          (b) the fair market value on the Purchase Date.

          For purposes of this Plan, the term “Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

          (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

          (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

          (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal; or

          (d) if none of the foregoing is applicable, by the Board in good faith.

     9. Payment Of Purchase Price; Changes In Payroll Deductions; Issuance Of Shares.

          (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant’s compensation in one percent (1%) increments not less than two percent (2%), nor greater than ten percent (10%) or such lower limit set by the Committee; with such amounts being calculated in the aggregate by considering all Offering Periods, including any Prior Offering Periods, in which a participant is participating. Compensation shall mean all W-2 compensation, including, but not limited to base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions; provided, however, that for purposes of determining a participant’s compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

          (b) As of December 1, 2001, a participant may lower or increase the rate of payroll deductions during an Offering Period by filing with the HR Department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after the HR Department’s receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Under any Prior Offering Period, a participant may only lower (but not increase) the rate of payroll deductions during such Prior Offering Period by filing with the HR Department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after the HR Department’s receipt of the authorization and shall continue for the remainder of such Prior Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period or a Prior Offering Period, but not more than one (1) change may be made effective during any Purchase Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the HR Department a new authorization for payroll deductions not later than the 15th day of the month before the beginning of such Offering Period.

          (c) All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

          (d) On each Purchase Date, so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under this Plan in compliance with Section 11 and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant’s account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of this Plan. Any cash remaining in a participant’s account after such purchase of shares shall be refunded to such participant in cash, without interest. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

          (e) As promptly as practicable after the Purchase Date, the Company shall arrange the delivery to each participant of a certificate representing the shares purchased upon exercise of his option.

          (f) During a participant’s lifetime, such participant’s option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised. Shares to be delivered to a participant under this Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

     10. Limitations on Shares to be Purchased.

          (a) No employee shall be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan.

          (b) No more than two hundred percent (200%) of the number of shares determined by using eighty-five percent (85%) of the fair market value of a share of the Company’s Common Stock on the Offering Date as the denominator may be purchased by a participant on any single Purchase Date.

          (c) No employee shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty (30) days prior to the commencement of any Offering Period, the Board may, in its sole discretion, set a maximum number of shares which may be purchased by any employee at any single Purchase Date (hereinafter the “Maximum Share Amount"). In no event shall the Maximum Share Amount exceed the amounts permitted under Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen (15) days prior to the commencement of the next Offering Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Board as set forth above.

          (d) If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Board shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant’s option to each participant affected thereby.

          (e) Any payroll deductions accumulated in a participant’s account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest.

     11. Withdrawal.

          (a) Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the HR Department a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time at least five (5) business days prior to the end of an Offering Period.

          (b) Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in this Plan.

          (c) Except for any Prior Offering Period that began before December 1, 2001, if the purchase price on the first day of any current Offering Period in which a participant is enrolled is higher than the purchase price on the first day of any subsequent Offering Period, the Company will automatically enroll such participant in the subsequent Offering Period. A participant does not need to file any forms with the Company to automatically be enrolled in the subsequent Offering Period. A participant in any Prior Offering Period that began before December 1, 2001 must enroll in a subsequent Offering Period to participate in any Offering Periods other than such Prior Offering Period that began before December 1, 2001.

     12. Termination of Employment. Termination of a participant’s employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee, immediately terminates his or her participation in this Plan. In such event, the payroll deductions credited to the participant’s account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

     13. Return of Payroll Deductions. In the event a participant’s interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall promptly deliver to the participant all payroll deductions credited to such participant’s account. No interest shall accrue on the payroll deductions of a participant in this Plan.

     14. Capital Changes. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the “Reserves"), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the options under this Plan shall terminate as of a date fixed by the Board and give each participant the right to exercise his or her option as to all of the optioned stock, including shares which would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation, each option under this Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock. If the Board makes an option exercisable in lieu of assumption or substitution in the event of a merger, consolidation or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the option will terminate upon the expiration of such period.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

     15. Nonassignability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

     16. Reports. Individual accounts will be maintained for each participant in this Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

     17. Notice of Disposition. Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the “Notice Period"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company’s transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

     18. No Rights to Continued Employment. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary, or restrict the right of the Company or any Subsidiary to terminate such employee’s employment.

     19. Equal Rights And Privileges. All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in this Plan.

     20. Notices. All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     21. Term; Stockholder Approval. After this Plan is adopted by the Board, this Plan will become effective on the date that is the First Offering Date (as defined above). This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. No purchase of shares pursuant to this Plan shall occur prior to such stockholder approval. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) ten (10) years from the adoption of this Plan by the Board.

     22. Designation of Beneficiary.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under this Plan in the event of such participant’s death subsequent to the end of an Purchase Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under this Plan in the event of such participant’s death prior to a Purchase Date.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant’s death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     23. Conditions Upon Issuance of Shares; Limitation on Sale of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     24. Financial Statements. The Company will provide financial statements to each participant prior to such participant’s purchase of shares under this Plan, provided, however, the Company will not be required to provide such financial statements to participants whose services in connection with the Company assure them access to equivalent information.

     25. Applicable Law. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of California.

     26. Amendment or Termination of this Plan. The Board may at any time amend, terminate or extend the term of this Plan, except that any such termination cannot affect options previously granted under this Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the stockholders of the Company obtained in accordance with Section 21 hereof within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

          (a) increase the number of shares that may be issued under this Plan; or

          (b) change the designation of the employees (or class of employees) eligible for participation in this Plan.

PROXY

VERSANT CORPORATION
6539 Dumbarton Circle
Fremont, California 94555 USA

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Nick Ordon and Lee McGrath, and each of them, as the Proxyholders, each with full powers of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of the capital stock of Versant Corporation (the “Company”) held of record by the undersigned on June 30, 2004 at the Annual Meeting of Shareholders of the Company to be held on Tuesday, August 17, 2004, and at any adjournment or postponement thereof.

     This Proxy, when properly executed and returned in a timely manner, will be voted at the Meeting and any adjournment or postponement thereof in the manner described herein. If no contrary indication is made on the Proxy, the Proxy will be voted FOR the Board of Directors nominees, FOR Proposals No. 2 and No. 3 and in accordance with the judgment and in the discretion of the persons named as Proxyholders herein on any other business that may properly come before the Meeting or any adjournment or postponement thereof, to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

Continued and to be signed and dated on reverse side

Address Change/Comments

FOLD AND DETACH HERE

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” EACH OF THE PROPOSALS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends that you vote FOR the election of the five nominees and FOR Proposals Nos. 2 and 3.	☐	MARK HERE FOR ADDRESS CHANGE OR COMMENTS.

1.	Election of Directors.		FOR	WITHHOLD
	Nominees:	Uday Bellary, William Henry Delevati, Herbert May, Nick Ordon, and Jochen Witte	All Nominees ☐	From All Nominees ☐

(Instructions: To withhold authority to vote for any nominee, write that nominee’s name in the space provided below).

2.	Approval of amendment to 1996 Employee Stock Purchase Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Ratification of selection of Grant Thornton LLP as independent accountants	FOR ☐	AGAINST ☐	ABSTAIN ☐

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PRIOR TO THE MEETING IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

     This Proxy must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Printed Name:

Signature:	Date:	, 2004

FOLD AND DETACH HERE